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EXHIBIT 99

           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Russell Corporation, an Alabama corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

(1) The Quarterly Report on Form 10-Q for the quarter ended April 6, 2003 (the Form 10-Q") of the Company fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934, and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003               /s/ John F. Ward
                                  ----------------
                                  John F. Ward
                                  Chairman and Chief Executive Officer

Dated: May 20, 2003               /s/ Robert D. Martin
                                  --------------------
                                  Robert D. Martin
                                  Senior Vice President and
                                  Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.